Exhibit (a) (ii) under Form N-1A

                                       Exhibit a under Item 601/Reg. S-K





                            FEDERATED MANAGED POOL SERIES

                                Amendment No. 1 to the
                                 DECLARATION OF TRUST
                                Dated October 3, 2005


      The Amended and Restated Declaration of Trust is amended as follows:



A. Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

      Section 5.  Establishment and Designation of Series or Class.

     Without  limiting  the  authority of the Trustees set forth in Article XII,
     Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series shall be, and are established and designated as:

                     Federated Corporate Bond Strategy Portfolio
                       Federated High-Yield Strategy Portfolio
                   Federated International Bond Strategy Portfolio
                        Federated Mortgage Strategy Portfolio

     The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 17th day of November, 2005.

      WITNESS the due execution hereof this 17th day of November, 2005.



/s/ John F. Donahue                 /s/ Lawrence D. Ellis, M.D.
------------------------------      ------------------------------
John F. Donahue                     Lawrence D. Ellis, M.D.

/s/ Thomas G. Bigley                /s/ Peter E. Madden
------------------------------      ------------------------------
Thomas G. Bigley                    Peter E. Madden

/s/ John T. Conroy, Jr.             /s/ Charles F. Mansfield, Jr.
------------------------------      ------------------------------
John T. Conroy, Jr.                 Charles F. Mansfield, Jr.

/s/ Nicholas P. Constantakis        /s/ John E. Murray, Jr.
------------------------------      ------------------------------
Nicholas P. Constantakis            John E. Murray, Jr.

/s/ John F. Cunningham              /s/ Marjorie P. Smuts
------------------------------      ------------------------------
John F. Cunningham                  Marjorie P. Smuts

/s/ J. Christopher Donahue          /s/ John S. Walsh
------------------------------      ------------------------------
J. Christopher Donahue              John S. Walsh